EQUITY METHOD INVESTMENT	12 Months Ended
Dec. 31, 2011
EQUITY METHOD INVESTMENT
10	EQUITY METHOD INVESTMENT

The equity method investment represents the 40% equity interest in Yunnan Nepstar, a non-public retail drugstore operating company. Upon the approval by the Company’s Board of Directors on the termination of the voting interest right assignment in January 2009 (see Note 1(a)), the investment in Yunnan Nepstar was deconsolidated and accounted for under the equity method of accounting. Upon deconsolidation, a gain of RMB8,927 was recognized in other income in 2009. The gain was measured as the difference between a) the aggregate of the fair value of the Company’s retained 40% equity interest and the carrying amount of the former 60% noncontrolling interest in Yunnan Nepstar, and b) the carrying amount of Yunnan Nepstar’s assets and liabilities. The fair value of the Company’s retained 40% equity interest in Yunnan Nepstar was determined using a market approach by reference to the market observable earning multiples of other comparable companies in the same industry and applying an appropriate marketability discount for illiquidity.

The excess of carrying amount of equity method investment over the Company’s share of net assets of Yunnan Nepstar was RMB8,927 at both December 31, 2010 and 2011. In accordance with ASC Topic 350, this equity-method goodwill is not amortized; however, the investment is analyzed for impairment. No impairment was recognized for the equity method investment during the years ended December 31, 2009, 2010 and 2011.